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                                                                    EXHIBIT 99.3
                             SELECTED FINANCIAL DATA
                               (SUPPLEMENTAL) (*)

                                                                       SEPTEMBER 30,
                                        --------------------------------------------------------------------------
                                           1998            1997            1996            1995             1994
                                        ----------      ----------      ----------      -----------       --------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)

STATEMENTS OF INCOME DATA:
Interest income ......................  $  119,067      $  112,382      $   98,362      $    83,636       $ 66,111
Interest expense .....................      62,880          59,697          52,022           43,326         32,946
                                        ----------      ----------      ----------      -----------       --------
Net interest income ..................      56,187          52,685          46,340           40,310         33,165
Provision for loan losses ............       6,037           7,860           3,543            2,606          2,390
                                        ----------      ----------      ----------      -----------       --------
Net interest income after provision
  for loan losses ....................      50,150          44,825          42,797           37,704         30,775
Noninterest income, excluding gains
  and losses on asset sales ..........      13,293          12,160          10,339            8,888          9,473
Gain (loss) on sale of loans and
  securities .........................       5,154           2,264           1,809             (216)           314
Gain on sale of servicing rights .....         797           1,397             790            2,353          3,367
Noninterest expense ..................      44,482          40,801          39,093           32,895         31,203
                                        ----------      ----------      ----------      -----------       --------
Income before income taxes and
  extraordinary items ................      24,912          19,845          16,642           15,834         12,726
Income taxes .........................       8,955           6,115           5,401            4,445          3,785
                                        ----------      ----------      ----------      -----------       --------
Income before extraordinary items ....      15,957          13,730          11,241           11,389          8,941
Extraordinary item(1) ................          --           2,811              --               --             --
                                        ----------      ----------      ----------      -----------       --------
Net income ...........................      15,957          10,919          11,241           11,389          8,941
Dividends on preferred stock .........          --             113             454              864            891
                                        ----------      ----------      ----------      -----------       --------
Net income applicable to common
  Stockholders .......................  $   15,957      $   10,806      $   10,787      $    10,525       $  8,050
                                        ==========      ==========      ==========      ===========       ========
PER COMMON SHARE DATA:
Income before extraordinary
  item(2) ............................  $     1.12      $      .96      $      .82      $       .79       $    .65
Extraordinary item(2) ................          --             .20              --               --             --
                                        ----------      ----------      ----------      -----------       --------
Net income(2) ........................  $     1.12      $      .76      $      .82      $       .79       $    .65
                                        ==========      ==========      ==========      ===========       ========
Book value ...........................  $     8.93      $     8.12      $     7.99      $      7.47       $   7.09
Tangible book value ..................        8.15            7.33            7.06             6.47           5.89
Dividends paid .......................        .272            .238            .179             .162           .131
Dividend payout ratio(4) .............       24.29%          30.91%          21.83%           19.06%         18.19%
Average number of shares
  Outstanding(2) .....................      14,238          14,242          13,726           13,327         12,379
CORE INCOME DATA:(3)
Income before extraordinary item .....  $   15,957      $   13,731      $   11,241      $    11,389       $  8,941
Merger related expenses ..............       1,868             312              --               --             --
Discontinued business lines ..........          --           1,708              --               --
SAIF assessment ......................          --              --           2,341               --             --
                                        ----------      ----------      ----------      -----------       --------
Core income ..........................  $   17,825      $   15,751      $   13,582      $    11,389       $  8,941
                                        ==========      ==========      ==========      ===========       ========
CORE EARNINGS PER SHARE:(2)(3)
Income before extraordinary item .....  $     1.12      $      .96      $      .82      $       .85       $    .72
Merger related expenses ..............         .13             .02              --               --             --
Discontinued business lines ..........          --             .12              --               --             --
SAIF assessment ......................          --              --             .17               --             --
                                        ----------      ----------      ----------      -----------       --------
Core income ..........................  $     1.25      $     1.10      $      .99      $       .85       $    .72
                                        ==========      ==========      ==========      ===========       ========

Intangible amortization per share ....         .09             .09             .09              .06            .03
Core return on average:
  Assets .............................        1.17%           1.11%           1.09%            1.06%           .94%
  Equity .............................       14.80           14.08           13.19            12.98          11.59
BALANCE SHEET DATA:
Total assets .........................  $1,568,107      $1,474,679      $1,358,232      $ 1,192,124       $937,302
Earning assets .......................   1,408,854       1,354,672       1,239,820        1,087,044        851,196
Loans(4) .............................     986,301         999,103         900,163          786,467        638,112
Nonperforming assets (excluding
  Troubled debt restructurings) ......      11,755          10,590          11,422           11,555         18,835
Loans and securities
  Available-for-sale(5) ..............     422,553         355,569         340,402          304,000        224,953
Deposits .............................   1,152,841       1,119,600       1,011,628          959,388        779,369
Long-term borrowings .................     112,315         104,906          36,144           23,832         31,380
Stockholders' equity .................     126,815         113,709         105,345           97,116         79,518
PERFORMANCE RATIOS:
Return on average assets .............        1.04%            .77%            .90%            1.06%           .94%
Return on average equity .............       13.25            9.76           10.92            12.98          11.59
Net interest margin(6) ...............        4.06            4.04            4.12             3.98           3.71
Efficiency(7) ........................       55.80           58.47           65.08            62.76          64.99
Ratio of earnings to fixed
  Charges(8):
  Excluding interest on deposits .....        2.82x           2.38%           2.61x            1.34x          1.34x
  Including interest on deposits .....        1.40x           1.33x           1.30x            1.18x          1.19x
ASSET QUALITY RATIOS:
Allowance for loan losses to
  loans(4,9) .........................        1.71%           1.46%           1.31%            1.38%          1.32%
Allowance for loan losses to
  Nonperforming loans ................      194.17          229.74          165.76           173.61         115.38
Nonperforming assets to loans and
  Repossessed assets(4,9) ............        1.17            1.04            1.25             1.45           2.91
Nonperforming assets to total
  Assets .............................         .75             .72             .84              .97           2.01
Net charge-offs to average loans .....         .41             .51             .31              .14            .38
CAPITAL AND LIQUIDITY:
Tangible capital ratio(10) ...........        7.41%           7.24%           6.08%            5.98%          6.46%
Core capital ratio(10) ...............        7.47            7.34            6.21             6.17           6.73
Core capital to risk-based
  Assets(10) .........................       10.31           10.08            8.65             8.70           9.49
Risk-based capital ratio(10) .........       11.56           11.21           11.35            11.80          12.99
Average equity to average assets              7.90            7.91            8.35             8.33           8.27
Loans to deposits(4) .................       85.55           89.24           88.98            81.98          81.88
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(1) Loss on extinguishment of debt, net of income tax benefits of $1.5 million.
(2) Diluted.
(3) Core income represents income exclusive of after tax expenses related to poolings and charges associated with discontinued business lines recorded in
    1997 and a one time SAIF assessment recorded in 1996.
(4) Excludes loans available-for-sale.
(5) Includes loans and securities available-for-sale, fed funds sold and repurchase agreements.
(6) Net interest income divided by average interest-earning assets.
(7) Computed by dividing noninterest expense excluding provisions for real estate losses and nonrecurring items by the sum of net interest income before provisions for loan losses and noninterest income excluding nonrecurring items. Excludes the SBC pooling expenses in 1998 and the MGB pooling expenses and discontinued business lines charges in 1997 and the one time SAIF assessment recorded in 1996.
(8) The ratio of earnings to fixed charges has been determined by dividing
    (a) income before taxes and fixed charges by
    (b) total fixed charges. Fixed charges consist of interest expense (both excluding and including interest on deposits) and amortization of debt expense. No portion of rental expense could be demonstrated to be representative of the interest factor, and therefore none is included in fixed charges.
(9) Loans before allowance for losses.
(10)Includes only capital held by Liberty Bank and has not been retroactively restated for mergers.
(*) The accompanying supplemental selected financial data of FLFC have been prepared as though the merger with Vidalia had been completed on or before
    March 31, 1999



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